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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:  June 16, 1994
                     (Date of earliest event reported)

                  CROWN CORK & SEAL COMPANY, INC.
          (Exact Name of Registrant as specified in its charter)

  Pennsylvania                 1-2227                23-15264444
State of Incorporation (Commission File Number)  (I.R.S. Employer
                                                  Identification
                                                  No.)

                             9300 Ashton Road
                     Philadelphia, Pennsylvania 19136
                              (215) 698-5100
               (Address of Registrant's Principal Executive
            Offices and telephone number, including area code)
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Item 5.  Other Events.

         On June 16, 1994, Crown Cork & Seal Company, Inc. (the "Company") issued $100 million of public debt securities consisting of $100 million aggregate principal amount of 7% Notes due 1999 (the "Notes"). The Notes were sold on June 9, 1994 pursuant to a shelf registration statement previously filed with the Securities and Exchange Commission. A copy of the form of the Notes is attached hereto as Exhibit 99.1. A copy of the Officers' Certificate of the Company dated June 16, 1994, by which the Company established the Notes and specified their terms is attached hereto as Exhibit 99.2. A copy of the Terms Agreement dated June 9, 1994 between Salomon Brothers Inc, CS First Boston Corporation and the Company is attached hereto as Exhibit 99.3. Exhibits 99.1 through 99.3 are hereby incorporated by reference in this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits

    99.1  Form of the Company's 7% Notes Due 1999.

    99.2  Officers' Certificate of the Company dated June 16,
          1994.

    99.3  Terms Agreement dated June 9, 1994.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CROWN CORK & SEAL COMPANY, INC.



Date: June 20, 1994              By: /s/    Craig R. L. Calle

                                     Craig R. L. Calle
                                     Vice President and Tresurer
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                               Exhibit Index

Exhibit No.     Description of Exhibit

 99.1         Form of the Company's 7% Notes Due 1999.

 99.2         Officers' Certificate of the Company dated June 16,
              1994.

 99.3         Terms Agreement dated June 9, 1994.

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